UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Genasys Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16262 West Bernardo Drive San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 676-1112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	GNSS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Genasys Inc. (the “Company”) on Form 8-K filed on May 13, 2025, Dennis D. Klahn, Chief Financial Officer, Treasurer and Secretary of the Company, had informed the Company that he intended to retire from all positions he holds with the Company and its subsidiaries during the fourth fiscal quarter of 2025. The effective date of Mr. Klahn’s retirement as Chief Financial Officer, Treasurer and Secretary is July 1, 2025. He will continue to provide assistance to the Company as needed during the transition.

On July 1, 2025, the Board appointed Cassandra Hernandez-Monteon as the Company’s Chief Financial Officer, Treasurer and Secretary on an interim basis effective immediately.

Ms. Hernandez-Monteon brings over 20 years of financial and operational leadership experience. She joined the Company in August 2018 as Finance Manager and has held roles of increasing responsibility, most recently, Vice President of Finance.

Prior to joining the Company, Ms. Hernandez-Monteon served for 13 years at Teledyne RD Instruments, a subsidiary of Teledyne Technologies Incorporated (collectively, “Teledyne”), where she held progressive leadership roles in finance and accounting.

Ms. Hernandez-Monteon earned a Bachelor of Science in Business Administration from California State University San Marcos and a Master of Business Administration with a specialization in Accounting from National University.

There are no arrangements or understandings between Ms. Hernandez-Monteon and any other persons pursuant to which she was selected as interim Chief Financial Officer. She has no family relationships with any director or executive officer of the Company and has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genasys Inc.

Date: July 1, 2025	By:	/s/ Richard S. Danforth
Richard S. Danforth
Chief Executive Officer